                                                                        EX. 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            We  hereby  consent  to  the  incorporation  by  reference  in  this
Registration  Statement  on Form  S-3 of our  report  dated  February  15,  2002 relating to the financial statements, which appears in The Quigley Corporation's
Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      --------------------------
                                                      PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
April 24, 2002